Subordinated Debentures	12 Months Ended
Dec. 31, 2018
Subordinated Debentures [Abstract]
Subordinated Debentures

NOTE 11 – SUBORDINATED DEBENTURES

2003 Subordinated Debentures:

In December 2003, Central Federal Capital Trust I, a trust formed by the Holding Company, closed a pooled private offering of 5,000 trust preferred securities with a liquidation amount of $1 per security.  The Holding Company issued $5,155 of subordinated debentures to the trust in exchange for ownership of all of the common stock of the trust and the proceeds of the preferred securities sold by the trust.  The Holding Company is not considered the primary beneficiary of this trust (variable interest entity); therefore, the trust is not consolidated in the Company’s financial statements, but rather the subordinated debentures are shown as a liability.  The Holding Company’s investment in the common stock of the trust was $155 and is included in other assets.

The Holding Company may redeem the subordinated debentures, in whole or in part, in a principal amount with integral multiples of $1, on or after December 30, 2008 at 100% of the principal amount, plus accrued and unpaid interest.  The subordinated debentures mature on December 30, 2033.  The subordinated debentures are also redeemable in whole or in part from time to time, upon the occurrence of specific events defined within the trust indenture.  There are no required principal payments on the subordinated debentures over the next five years.  The Holding Company has the option to defer interest payments on the subordinated debentures for a period not to exceed five consecutive years.

The subordinated debentures have a variable rate of interest, reset quarterly, equal to the three-month London Interbank Offered Rate plus 2.85%, which was 5.65% at year-end 2018 and 4.54% at year-end 2017.

2018 Fixed-to-floating rate subordinated notes:

In December 2018, the Holding Company entered into subordinated note purchase agreements with certain qualified institutional buyers and completed a private placement of $10 million of fixed-to-floating rate subordinated notes with a maturity date of December 30, 2028 pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder.

The Notes initially bear interest at 7.00%, from and including December 20, 2018, to but excluding December 30, 2023, payable semi-annually in arrears on June 30 and December 30 of each year. From and including December 30, 2023, to but excluding December 30, 2028 or the earlier redemption of the notes, the interest rate will reset quarterly to an interest rate equal to the then current three-month LIBOR (but not less than zero) plus 4.14%, payable quarterly in arrears on March 30, June 30, September 30, and December 30 of each year.  The Holding Company may, at its option, redeem the notes beginning on December 30, 2023 and on any scheduled interest payment date thereafter.  After payment of approximately $388 of debt issuance costs, the Holding Company’s net proceeds were approximately $9,612.  At December 31, 2018, the balance of the subordinated notes, net of unamortized debt issuance costs, was $9,612.